Annual Report

March 31, 2002

[Graphic Omitted]

Letter To Shareholders, May 2002

     The telecommunications industry, which invested extravagantly in new technology in the late 1990s, was one of the hardest-hit segments of a faltering economy over the last two years. As investment capital vanished, many telecom companies were forced to cut staffs and spending hurting wireless companies. As the economy begins to rebound, telecom companies are looking for ways to recoup their investments. The CTIA (Cellular Telecommunications & Internet Association) convention held this March shows that carriers are serious about the next generation for wireless. Data is the new focus, where five years ago it was on the surging market for voice services. The buzz centers on 3G, or third-generation wireless, the technology behind data-intensive uses for wireless equipment. Cell-phone carriers have spent billions on equipment, and they're at various stages in deploying the technology, which features always-on Internet connections.
     Verizon Wireless has announced the launch of its high-speed wireless service in Florida, saying the offering will be the wireless equivalent of DSL for its customers. Verizon promises the network will provide customers with faster, easier wireless Internet access and e-mail capabilities, enhanced phone quality and even streaming video. It also supports enterprise applications, promising to give companies with mobile employees new tools for increased productivity and efficiency. Users should expect average speeds between 40 and 60 kbps (kilobits per second), according to Verizon. It is not the 100-plus rates that full 3G promises, but it is about three times faster than most current networks and comparable to what PC users get when using a dial-up modem over a landline. Verizon's 3G 1XRTT CDMA technology network is the U.S. industry's first commercially available 3G wireless service and viewed as the first of three steps to full 3G services, which should roll out during the next few years.
     AT&T Wireless (NYSE: AWE) is launching its new wireless service in San Diego, which allows users to send and receive e-mail and browse the mobile Web more quickly. Cingular, the No. 2 cell-phone company, quietly rolled out its own faster network throughout California and Nevada recently as well. While the "wireless Internet" has been around for several years, these new networks are the first step toward third-generation services, which promise even faster speeds.
     Qualcomm (Nasdaq: QCOM), developer of the CDMA2000 1X (code division multiple access) technology now being deployed, which is seen as the first step into 3G, says it has high hopes for consumer services. Currently, the United States trails other markets, such as Japan and Korea, but Qualcomm is releasing chipsets designed to enable the much-promised data functionality of 3G.
     Other wireless hot spots are popping up outside of the 3G networks in the Wi-Fi home networking applications. Wi-Fi the high-bandwidth, short-range wireless 802.11b protocol that has taken root in corporate environments, shows promise for general consumers in two categories, analysts say: home networking and public access. Down the line, 802.11 technology is expected to untether DVD players and other home entertainment systems, but such bandwidth requirements may require the faster 802.11a technology.
     While the increasingly available Wi-Fi standard offers wireless connectivity at rates of 11 Mbps, the next technology 802.11a operates at data rates of 54 Mbps.Wi-Fi is rolling out in an increasing number of enterprises and

2002 Annual Report 1
homes and is becoming a standard feature in laptop and notebook computers. 802.11a remains a more expensive option, but one that is expected to grow as home-entertainment uses for wireless broadband, such as relaying DVD signals, become available. Such intense applications will call for more bandwidth than 802.11b offers, especially if the bandwitdth is being used simultaneously for Internet browsing. Intel's first dual-band wireless LAN chipset is expected to hit the market by the end of the year. In the shorter term, the company now has available a dual-band access point, running with non-Intel chips, that handles the same two high-speed data bands.

Fund Discussion

     Although wireless stocks continued to suffer during the last year, we remain confident that our long-term approach towards wireless investing will ultimately prevail when the economy recovers and new technologies become prevalent. Our investment focus will continue to identify wireless companies poised to benefit most from emerging trends such as 3G.
     For the 12 month period ended March 31, 2002, Wireless Fund posted a total return of -31.25%. For comparative purposes, both the S&P 500 Index and the Nasdaq Composite Index were basically flat at 0.24% and 0.61% over the same period. The Dow Jones Total Market Wireless Communications Index was down -48.41% for the same period.

     At the end of the period semiconductors represented the largest percentage of the portfolio at 33.22%. Over the last several months we have started to see improvements in bookings for the semiconductor sector as end producers of electronics have substantially reduced inventories and are now being forced to restock chip inventories. Texas Instruments (NYSE: TXN) sees growing use of wireless and broadband technologies as its best opportunities for revenue growth over the next decade. The company already makes two-thirds of the chips used in wireless phones and expects 50 percent of its wireless revenue to come from new phone technology that have both data and voice capabilities and color as an attractive extra. These technologies should be widely available in the U.S. market during the second half of 2002. Communications equipment was the second

2002 Annual Report 2
largest category for the Fund at 22.38%. Three of the top five holdings of the Fund were in this category. UTStarcom (Nasdaq: UTSI) was the largest holding in the Fund at 6.64%. UTStarcom's products provide a seamless migration from wireline to wireless, from narrowband to broadband, and from circuit to packet-based networks by employing "Next Generation Network Technology. Now." Nokia (NYSE: NOK) and Qualcomm (Nasdaq: QCOM) represented 5.04% and 4.89% respectively of the Fund.

Going forward, we will continue to hold leading companies in the wireless space. As the global economy starts to recover and new technologies are employed, Wireless Fund will continue to invest in wireless companies we feel will benefit most from these developments. There is no questions that wireless technologies will continue to be one of the leading means of global communications.

Sincerely,

Jeffrey R. Provence
Ross C. Provence
Malcolm R. Fobes III

               The Value of a $10,000 Investment In Wireless Fund
                      From April 3, 2000 to March 31, 2002
         As Compared To The Nasdaq And The Standard & Poor's 500 Index

                       [Graphic Omitted]

                Wireless       S&P 500       Nasdaq
                  Fund          Index        Index
Month           $ Amount      $ Amount      $ Amount
--------        --------      --------      --------

March-00         10,000        10,000        10,000
April-00         10,215         9,699         8,444
May-00            8,525         9,500         7,439
June-00           9,635         9,734         8,677
July-00           8,965         9,582         8,242
August-00        10,900        10,177         9,205
September-00      9,420         9,640         8,039
October-00        7,960         9,599         7,376
November-00       5,775         8,843         5,688
December-00       5,520         8,886         5,411
January-01        5,430         9,201         6,073
February-01       3,570         8,363         4,714
March-01          2,960         7,833         4,033
April-01          3,700         8,442         4,639
May-01            3,320         8,498         4,628
June-01           3,295         8,292         4,741
July-01           3,085         8,210         4,447
August-01         2,610         7,696         3,962
September-01      2,020         7,075         3,290
October-01        2,260         7,210         3,711
November-01       2,635         7,763         4,240
December-01       2,525         7,831         4,285
January-02        2,360         7,717         4,251
February-02       1,850         7,568         3,806
March-02          2,035         7,853         4,058

Average annual total returns for period ended 3/31/02

3/31/02 NAV $4.07

                                  1 Year   Since Inception (4/3/00)
-------------------------------------------------------------------
Wireless Fund                    -31.25%          -55.04%
Nasdaq**                          +0.61%          -36.42%
Standard & Poor's 500 Index***    +0.24%          -11.43%
-------------------------------------------------------------------

* Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

** The Nasdaq Composite (Nasdaq) is a capitalization-weighted index of all common stocks listed on Nasdaq and is an unmanaged group of stocks whose composition is different from the Fund.

*** The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Does Not Guarantee Future Results. Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost.

2002 Annual Report 3

================================================================================
 Schedule of Inestments - Wireless Fund
 March 31, 2002
================================================================================

--------------------------------------------------------------------------------
 Shares/Principal Amount                             Market Value    % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Circuit Boards
           15,000 Flextronics International*          $ 273,750          3.27%

 Communications Equipment

            8,500 Carrier Access*                        25,500
           12,680 Comverse Technology*                  160,656
           12,000 Comtech Telecommunications Corp.*     126,840
            5,000 Interdigital Communications*           47,950
           20,351 Nokia Corp. ADR                       422,080
            7,000 Power Wave Technologies*               90,090
           10,880 Qualcomm *                            409,523
            3,500 Spectralink Corp.*                     35,070
           21,200 UT Starcom*                           556,076
                                                        -------
                                                      1,873,785         22.38%

 Communications Services
           11,700 Metro One Communications*             296,595
            4,500 Verizon Communications                205,425
                                                        -------
                                                        502,020          6.00%
 Computer Hardware
           10,000 Palm, Inc.*                            39,900          0.48%
                                                         ------

 Computer Networks
            9,600 Brocade Communications*               259,200          3.10%
                                                        -------

 Computer Peripheral Equipment, NEC
            6,500 ATI Technologies, Inc.*                87,100
           12,700 Cisco Systems Inc.*                   215,011
           21,500 EMC Corporation*                      256,280
                                                        -------
                                                        558,391          6.67%
 Electronic Instruments and Controls
           26,300 Kopin Corporation*                    239,593
           29,000 Wireless Facilities, Inc.*            174,000
                                                        -------
                                                        413,593          4.94%
 Prepackaged Software
           11,600 HNC Software*                       $ 194,880
           13,000 Oracle*                               166,400
                                                        -------
                                                        361,280          4.31%

 Semiconductors and Related Services
            7,500 Analog Devices, Inc.*                 337,800
           19,000 Applied Micro Devices*                152,000
            5,500 Broadcom*                             197,450
            9,300 Cree, Inc.*                           126,759
           10,900 Conexant Systems, Inc.*               131,345
           10,400 Intel Corp.                           316,264
            8,500 Intersil Corporation*                 240,975
           10,000 PMC Sierra*                           162,800
           15,700 RF Micro Devices, Inc.*               281,030
           13,500 Texas Instruments, Inc.               446,850
          119,000 Transwitch  Corp.*                    387,940
                                                        -------
                                                      2,781,213         33.22%
 Software and Programming
            5,900 Amdocs Limited*                       157,235
            6,300 BEA Systems, Inc.*                     86,373
            8,630 Checkpoint Software Tech.*            262,352
                                                        -------
                                                        505,960          6.04%
 Telephone and Telegraph Apparatus
            8,000 Juniper Networks*                     100,960
           29,500 Openwave Systems*                     187,620
            8,900 Plantronics*                          186,188
                                                        -------
                                                        474,768          5.67%

 Total for Common Stock                               8,043,860         96.08%
                                                      =========

 Cash and Equivalents
          292,046 Firstar American Treasury
                  Obligation Fund 1.27%                292,046           3.49%
                                                       -------


                  Total Investments                  8,335,906          99.57%
                            (Identified Cost
                              -$ 14,146,802)

                  Assets less other Liabilities         35,812           0.43%
                                                        ------

                  Net Assets                       $ 8,371,718         100.00%
                                                   ===========


*Non-Income producing securities.

    The accompanying notes are an integral part of the financial statements.

2002 Annual Report 4

================================================================================
 Wireless Fund
================================================================================

Statement of Assets and Liabilities
     March 31, 2002

Assets:
     Investment Securities at Market Value                      $ 8,335,906
          (Identified Cost -$ 14,146,802)
     Cash                                                            86,539
     Receivables:
          Shareholder Purchases                                       2,210
          Dividends and Interest                                      1,516
                                                                      -----
               Total Assets                                       8,426,171
Liabilities
     Advisory Fees Payable                                           13,090
     Payable for Securities Purchased                                39,320
     Payable for Shareholder Redemptions                              2,043
                                                                      -----
               Total Liabilities                                     54,453
                                                                     ------
Net Assets                                                      $ 8,371,718
Net Assets Consist of:
     Capital Paid In                                             33,786,622
     Realized Gain (Loss) on Investments - Net                  (19,604,008)
     Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net          (5,810,896)
                                                                 -----------
Net Assets, for 2,057,288 Shares Outstanding                    $ 8,371,718
                                                                ===========
Net Asset Value and Redemption Price
     Per Share ($8,371,718/2,057,288 shares)                         $ 4.07



 Statement of Operations
 For the year ended March 31, 2002

Investment Income:
     Dividends                                                      $ 14,850
     Interest                                                         10,681
                                                                      ------
          Total Investment Income                                     25,531
Expenses: (Note 2)
     Management Fees                                                 197,058
                                                                     -------
          Total Expenses                                             197,058

Net Investment Loss                                                 (171,527)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                          (4,256,113)
     Unrealized Appreciation (Depreciation) on Investments           984,236
                                                                     -------
Net Realized and Unrealized Gain (Loss) on Investments            (3,271,877)

Net Increase (Decrease) in Net Assets from Operations           $ (3,443,404)
                                                                =============






    The accompanying notes are an integral part of the financial statements.

2002 Annual Report 5

================================================================================
 Wireless Fund
================================================================================

Statement of Changes in Net Assets
                                                4/1/2001         4/3/2000**
                                                  to                to
                                               3/31/2002        3/31/2001
                                               ---------        ---------
From Operations:
     Net Investment Loss                     $ (171,527)      $ (327,978)
     Net Realized Gain (Loss) on
       Investments                           (4,256,113)     (15,347,895)
     Net Unrealized Appreciation
       (Depreciation)                           984,236       (6,795,132)
                                                -------       -----------
     Increase (Decrease) in Net
       Assets from Operations                (3,443,404)     (22,471,005)
From Capital Share Transactions:
     Proceeds From Sale of Shares             4,569,645       46,841,162
     Shares Issued on Reinvestment
       of Dividends                                   0                0
     Cost of Shares Redeemed                 (3,273,597)     (13,951,083)
                                             -----------     ------------
Net Increase from Shareholder Activity        1,296,048       32,890,079

Net Increase (Decrease) in Net Assets        (2,147,356)      10,419,074

Net Assets at Beginning of Period            10,519,074          100,000
Net Assets at End of Period                 $ 8,371,718     $ 10,519,074
                                            ===========     ============


Share Transactions:
     Issued                                     885,432        2,690,600
     Reinvested                                       -                -
     Redeemed                                  (603,570)        (920,174)
                                               ---------        ---------
Net increase (decrease) in shares               281,862        1,770,426
Shares outstanding beginning of period        1,775,426            5,000
                                              ---------            -----
Shares outstanding end of period              2,057,288        1,775,426
                                              =========        =========


Financial Highlights - Wireless Fund

Selected data for a share outstanding throughout the period:

                                               4/1/2001         4/3/2000**
                                                  to                to
                                              3/31/2002        3/31/2001
                                              ---------        ---------
Net Asset Value -
     Beginning of Period                       $ 5.92          $ 20.00
Net Investment Income                           (0.09)           (0.23)
Net Gains or Losses on Securities
     (realized and unrealized)                  (1.76)          (13.85)
                                                ------          -------
Total from Investment Operations                (1.85)          (14.08)
Net Asset Value -
     End of Period                             $ 4.07           $ 5.92
Total Return                                   (31.25)%         (70.40)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)           8,372           10,519

Ratio of Expenses to Average Net Assets          1.95%            1.95% *
Ratio of Net Income to Average Net Assets       -1.70%           -1.60% *
Portfolio Turnover Rate                         50.52%          247.88% *

* Annualized
** Commencement of operations.


    The accompanying notes are an integral part of the financial statements.

2002 Annual Report 6

Notes to Financial Statements - Wireless Fund
March 31, 2002

1.)  SIGNIFICANT ACCOUNTING POLICIES

     Wireless Fund (the "Fund") is a non-diversified series of the Wireless Trust (the "Trust"), a management investment company. The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust. The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

SECURITY VALUATION:

     The Fund, under normal market conditions, invests at least 65% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

SECURITY TRANSACTION TIMING:

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The
Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES:

     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

2002 Annual Report 7
disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER:

     Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

2.)  INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with Value Trend Capital Management, LP. and a sub-advisory agreement with Berkshire Capital Holdings, Inc. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 1.95% for investment adviser services. The Adviser is responsible for paying the sub-adviser. As a result of the above calculation, for the year ended March 31, 2002, the adviser and sub-adviser received management fees totaling $197,058. Value Trend Capital Management pays all operating expenses of the Fund with the exception of taxes, interest, brokerage commissions and extraordinary expenses.

3.)  RELATED PARTY TRANSACTIONS

     Control persons of Value Trend Capital Management, LP. (the "Adviser") also serve as directors/officers of the Fund. These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.

4.)  CAPITAL STOCK

     The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2002 was $33,786,622 representing 2,057,288 shares outstanding.

5.)  PURCHASES AND SALES OF SECURITIES

     During the year ended March 31, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $8,438,649 and $4,600,098, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

6.)  SECURITY TRANSACTIONS

     For Federal income tax purposes, the cost of investments owned at March 31, 2002 was $14,669,694. The difference between book cost and tax cost consists of wash sales in the amount of $522,892. At March 31, 2002, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation     (Depreciation)     Net Appreciation (Appreciation)
------------     --------------     -------------------------------
  235,045          (6,045,941)                 (5,810,896)

7.)  CONTROL OWNERSHIP

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31,
2002, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 38% of Wireless Fund.

8.)  LOSS CARRYFORWARDS

     At March 31, 2002, the Fund had available for federal tax purposes an unused capital loss carryforward of $19,081,116, of which $14,791,823 expires in 2009 and $4,289,293 expires in 2010. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

2002 Annual Report 8

McCurdy & Associates                               27955 Clemens Road
CPA's, Inc.                                        Westlake, Ohio 44145-1121
Certified Public Accountants                       Phone: (440) 835-8500
                                                   Fax: (440) 835-1093


                     Independent Auditor's Report

To The Shareholders and
Board of Trustees
Wireless Fund


We have audited the accompanying statement of assets and liabilities of the Wireless Fund, including the schedule of portfolio investments as of March 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and the period from April 3, 2000 (commencement of operations) to March 31, 2001 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wireless Fund as of March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from April 3, 2000 (commencement of operations) to March 31, 2002 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ McCurdy & Associates CPA's Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
April 19, 2002

2002 Annual Report 9

Board of Trustees
Thomas H. Addis III
George Cossolias, CPA
Bradley J. DeHaven
Jeffrey R. Provence
Ross C. Provence

Investment Adviser
Value Trend Capital Management, LP
480 North Magnolia Avenue, Suite 103
El Cajon, CA 92020

Sub-Adviser
Berkshire Capital Holdings, Inc.
475 Milan Drive, Suite 103
San Jose, CA 95134

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8869 Brecksville Rd., Suite C
Brecksville, Ohio 44141

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Independent Auditors
McCurdy & Associates CPA's, Inc.
27955 Clemens Rd.
Westlake, Ohio 44145

This report is provided for the general information of the shareholders of the Wireless Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

2002 Annual Report 10

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